UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 30, 2010
RRI ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-16455	76-0655566

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Main Street Houston, Texas	77002

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (832) 357-3000
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

In this Current Report on Form 8-K (Form 8-K) and in the exhibit included as part of this report, “RRI Energy” refers to RRI Energy, Inc., and “we,” “us” and “our” refer to RRI Energy and its consolidated subsidiaries.
Item 2.02. Results of Operations and Financial Condition.
On July 30, 2010, we issued a press release (earnings release) setting forth our results of operations for the three and six months ended June 30, 2010. A copy of the earnings release is furnished as Exhibit 99.1 to this Form 8-K. Copies of this Form 8-K and the earnings release are available at www.rrienergy.com in the investor relations section.
In analyzing and planning for our business, we supplement our use of financial measures that are calculated and presented in accordance with accounting principles generally accepted in the United States of America (GAAP) with some non-GAAP financial measures. We use these non-GAAP financial measures in communications with investors, analysts, rating agencies, banks and other parties. Non-GAAP financial measures are not standardized; therefore, it may not be possible to compare these financial measures with other companies’ non-GAAP financial measures having the same or similar names. These non-GAAP financial measures reflect an additional way of viewing aspects of our operations and financial position that, when viewed with our GAAP results, may provide a more complete understanding of factors and trends affecting our business. These non-GAAP financial measures should not be relied upon without considering the GAAP financial measures. Investors should review our consolidated financial statements and publicly filed reports in their entirety and not rely on any single financial measure.
In this Form 8-K, we discuss the non-GAAP financial measures included in or attached to the earnings release, including the reasons that we think that these measures provide useful information and the additional purposes for which these measures are used. Reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures are contained in the earnings release or its attachment.
Non-GAAP Margin Measures.
We present open gross margin, our segment profitability measure, open energy gross margin and other margin on a consolidated basis. Open gross margin consists of open energy gross margin and other margin. For additional information, see note 17 to our interim financial statements in our most recent Form 10-Q.
“Open Gross Margin” Open gross margin excludes hedges and other items and unrealized gains/losses on energy derivatives. Each of these items is included in our consolidated revenues or cost of sales and is described more fully below. We think that excluding these items provides a more meaningful representation of our economic performance in the reporting period and is useful to us and others in facilitating the analysis of our results of operations from one period to another. Hedges and other items and unrealized gains/losses on energy derivatives are also not a function of the operating performance of our generation assets, and excluding their impacts helps isolate the operating performance of our generation assets under prevailing market conditions.
•	Hedges and Other Items. We may enter selective hedges, including originated transactions, to (a) seek potential value greater than what is available in the spot or day-ahead markets, (b) address operational requirements or (c) seek a specific financial objective. Hedges and other items primarily relate to settlements of power and fuel hedges, long-term natural gas transportation contracts, storage contracts and long-term tolling contracts. They are primarily derived based on methodology consistent with the calculation of open energy gross margin in that a portion of this item represents the difference between the margins calculated using the day-ahead and real-time market power sales prices received by the plants less market-based delivered fuel costs and the actual amounts paid or received during the period.

•	Unrealized Gains/Losses on Energy Derivatives. We use derivative instruments to manage operational or market constraints and to increase the return on our generation assets. We record in our consolidated statement of operations non-cash gains/losses based on current changes in forward commodity prices for derivative instruments receiving mark-to-market accounting treatment which will settle in future periods. We refer to these gains and losses prior to settlement, as well as ineffectiveness on cash flow hedges, as “unrealized gains/losses on energy derivatives.” In some cases, the underlying transactions being economically hedged receive accrual accounting treatment, resulting in a mismatch of accounting treatments. Since the application of mark-to-market accounting has the effect of pulling forward into current periods non-cash gains/losses relating to and reversing in future delivery periods, analysis of results of operations from one period to another can be difficult.
“Open Energy Gross Margin” Open energy gross margin is calculated using the day-ahead and real-time market power sales prices received by the plants less market-based delivered fuel costs. Open energy gross margin is (a)(i) economic generation multiplied by (ii) commercial capacity factor (which equals generation) multiplied by (b) open energy unit margin. Economic generation is estimated generation at 100% plant availability based on an hourly analysis of when it is economical to generate based on the price of power, fuel, emission allowances and variable operating costs. Economic generation can vary depending on the comparison of market prices to our cost of generation. It will decrease if there are fewer hours when market prices exceed the cost of generation. It will increase if there are more hours when market prices exceed the cost of generation.
“Other Margin” Other margin represents power purchase agreements, capacity payments, ancillary services revenues and selective commercial strategies relating to optimizing our assets.
The most directly comparable GAAP measure to open gross margin, open energy gross margin and other margin, when used on a consolidated basis, is income (loss) from continuing operations before income taxes.
Non-GAAP EBITDA Measures.
“EBITDA,” “Adjusted EBITDA” and “Open EBITDA” We also present earnings (loss) before interest, taxes, depreciation and amortization (EBITDA), adjusted EBITDA and open EBITDA, which we consider performance measures rather than liquidity measures. We think these non-GAAP financial measures provide meaningful representations of our consolidated operating performance and are useful to us and others in facilitating the analysis of our results of operations from one period to another. In addition, many analysts and investors use EBITDA to evaluate financial performance. The adjustments to arrive at Adjusted EBITDA and Open EBITDA are described below. Management thinks (a) these adjusted items are not representative of our ongoing business operations, (b) excluding them provides a more meaningful representation of our results of operations and (c) it is useful to us and others to make these adjustments to facilitate the analysis of our results of operations from one period to another.
•	Unrealized Gains/Losses on Energy Derivatives. Described above under “Non-GAAP Margin Measures.”

•	Western States Litigation and Similar Settlements. We exclude charges related to settlement of actions in our legacy Western states and similar matters. In the first quarter of 2010, we recorded a $17 million charge relating to our guarantee of payments to a third party relating to energy sales during December 2000 from El Dorado Energy, LLC, a former investment. In April 2010, the third party agreed to settle litigation arising from the 2000-2001 energy crises. For additional information, see note 12 to our interim financial statements in our most recent Form 10-Q.

•	Severance. We exclude severance charges, including the charges classified in operation and maintenance and general and administrative expenses, incurred in connection with (a) repositioning the company in connection with the sale of our retail business and (b) implementing our plant-specific operating model.

•	Merger-Related Costs. We exclude merger-related costs, including the charges classified in general and administrative expense, including financial advisory fees, legal costs, stock-based compensation expense related to the modification of our stock options and other merger-related expenses.

•	Long-lived Assets Impairments. In the first quarter of 2010, we recorded impairment charges related to our Elrama and Niles long-lived assets totaling $248 million. For additional information, see note 7 to our interim financial statements in our most recent Form 10-Q.

•	Debt Extinguishment Gains. We exclude charges incurred in connection with the refinance or purchase of debt, including the accelerated amortization of deferred financing costs. These charges result from our efforts to increase our financial flexibility and are not a function of our operating performance.
Open EBITDA includes the adjustments described above as well as the following adjustments, which we think help to provide a meaningful representation of our consolidated operating performance:
•	Hedges and Other Items. Described above under “Non-GAAP Margin Measures.”

•	Gains/Losses on Sales of Emission and Exchange Allowances. We periodically sell emission and exchange allowances inventory in excess of our forward power sales commitments if the price is above our view of their value. We think that excluding the gains/losses from such sales is useful because these gains/losses are not directly tied to the operating performance of our generation assets and excluding them helps to isolate the operating performance of our generation assets under prevailing market conditions.

•	Gains/Losses on Sales of Assets. We think that excluding the gains/losses on asset sales is useful because these gains/losses are not directly tied to the operating performance of our generation assets and excluding them helps to isolate the operating performance of our generation assets under prevailing market conditions.
The most directly comparable GAAP financial measure to EBITDA, adjusted EBITDA and open EBITDA is income (loss) from continuing operations before income taxes.
Non-GAAP Cash Flow Measures.
Our non-GAAP cash flow measures may not be representative of the amount of residual cash flow, if any, that is available to us for discretionary expenditures, since they may not include deductions for all non-discretionary expenditures. We think, however, that our non-GAAP cash flow measures are useful because they provide a representation of our cash flows from the applicable period available to service debt on a normalized basis, both before and after capital expenditures and emission and exchange allowances activity. The most directly comparable GAAP financial measure is operating cash flow from continuing operations.
“Adjusted Cash Flow Provided By (Used In) Continuing Operations” We define adjusted cash flow provided by (used in) continuing operations as operating cash flow from continuing operations excluding:
•	Change in Margin Deposits, net. We post collateral to support a portion of our commodity sales and purchase transactions. The collateral provides assurance to counterparties that contractual obligations will be fulfilled. As the obligations are fulfilled, the collateral is returned. We commonly use both cash and letters of credit as collateral. The use of cash as collateral appears as an asset on the balance sheet and as a use of cash in operating cash flow. When cash collateral is returned, the asset is eliminated from the balance sheet and it appears as a source of cash in operating cash flow. We think that it is useful to exclude changes in margin deposits, since changes in margin deposits reflect the net inflows and outflows of cash collateral and are driven by hedging levels and changes in commodity prices, not by the cash flow generated by the business related to sales and purchases in the reporting period.

“Free Cash Flow Provided By (Used In) Continuing Operations” Free cash flow provided by (used in) continuing operations is the same as adjusted cash flow provided by (used in) continuing operations but is further adjusted for capital expenditures, including maintenance and environmental capital expenditures and capitalized interest, and the following item:
•	Sales (Purchases) of Emission and Exchange Allowances. The cash flows from sales and purchases of emission and exchange allowances are classified as investing cash flows for GAAP purposes; however, we purchase and sell emission and exchange allowances in connection with the operation of our generating assets. As part of our effort to operate our business efficiently, we periodically sell emission and exchange allowances inventory in excess of our forward power sales commitments if the price is above our view of their value. Consistent with subtracting capital expenditures (which is a GAAP investing cash flow activity) in calculating free cash flow, we add sales and subtract purchases of emission and exchange allowances.
Other Non-GAAP Measures.
“Total Controllable Costs,” “Total Controllable Costs per MWh” and “Total Controllable Costs per MW capacity” We think total controllable costs per MWh generated and total controllable costs per MW of generation capacity provide meaningful measures of our efficiency, which, beginning in 2010, we use to communicate with others about earnings outlook and results. We have metrics on both a per-MWh and a per-MW capacity basis because we have plants that primarily earned capacity revenues and others that also produce material amounts of energy revenue. There is no single directly comparable GAAP financial measure that reflects controllable costs; however, these costs metrics are calculated by aggregating operation and maintenance expense, general and administrative expense as well as capital expenditures. We exclude from operation and maintenance expense and general and administrative expense severance charges incurred in connection with (a) repositioning the company in connection with the sale of our retail business and (b) implementing our plant-specific operating model. We exclude from general and administrative expense merger-related costs, including financial advisory fees, legal costs, stock-based compensation expense related to the modification of our stock options and other merger-related expenses. We also exclude (a) the RRI Energy Mid-Atlantic Power Holdings, LLC (REMA) lease expense because of its financing nature and (b) capital expenditures other than maintenance because maintenance capital expenditures are more routine and closely related to current year operations.
“Gross debt” and “Net Debt” Gross debt is total GAAP debt and our REMA operating leases less purchase accounting adjustments (for 2009). Net debt is gross debt less cash and cash equivalents, restricted cash and net margin deposits and cash collateral, including net margin deposits and cash collateral classified as discontinued operations. We think that gross debt and net debt are useful and relevant measures of our financial obligations and the strength and flexibility of our capital structure.
“Operation and maintenance, excluding severance” and “General and administrative, excluding severance and merger-related costs” We also present operation and maintenance expense and general and administrative expense on an adjusted basis. These adjusted measures exclude severance charges incurred in connection with (a) repositioning the company in connection with the sale of our retail business and (b) implementing our plant-specific operating model. General and administrative expense also excludes merger-related costs, including financial advisory fees, legal costs, stock-based compensation expense related to the modification of our stock options and other merger-related expenses. We think these adjusted measures help to provide a meaningful representation of our ongoing operating performance, which we use to communicate with others about earnings outlook and results.
Item 9.01. Financial Statements and Exhibits.
(d) We furnish the following exhibit:
99.1—Press Release dated July 30, 2010

SAFE HARBORS
Cautionary Statements Regarding Forward-Looking Information
This report contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are statements that contain projections, estimates or assumptions about our revenues, income, capital structure and other financial items, our plans and objectives for future operations or about our future economic performance, possible transactions, dispositions, financings or offerings, and our view of economic and market conditions. In many cases you can identify forward-looking statements by terminology such as “anticipate,” “estimate,” “think,” “believe,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “should,” “will,” “expect,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target” and other similar words. However, the absence of these words does not mean that the statements are not forward-looking.
Actual results may differ materially from those expressed or implied by forward-looking statements as a result of many factors or events, including, but not limited to, statements about the benefits of the proposed merger involving us and Mirant Corporation, including our future financial position and operating results and the expected timing or ability to obtain necessary approvals and financing and to complete the merger, legislative, regulatory and/or market developments, the outcome of pending or threatened lawsuits, regulatory or tax proceedings or investigations, the effects of competition or regulatory intervention, financial and economic market conditions, access to capital, the timing and extent of changes in law and regulation (including environmental), commodity prices, prevailing demand and market prices for electricity, capacity, fuel and emission allowances, weather conditions, operational constraints or outages, fuel supply or transmission issues, hedging ineffectiveness and other factors we discuss or refer to in the “Risk Factors” sections of our most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (SEC). Our filings and other important information are also available on the Investor Relations page of our website at www.rrienergy.com.
Each forward-looking statement speaks only as of the date of the particular statement and we undertake no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.
Additional Information And Where To Find It
This report does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the proposed merger between us and Mirant Corporation, on May 28, 2010, we filed with the SEC a registration statement on Form S-4 that includes a preliminary joint proxy statement of us and Mirant and that also constitutes a preliminary prospectus of us. On July 6, 2010, we amended these materials. These materials are not yet final and will be further amended. We and Mirant will distribute the final joint proxy statement/prospectus to our respective shareholders. We and Mirant urge investors and shareholders to read the registration statement, and any other relevant documents filed with the SEC, including the preliminary joint proxy statement/prospectus that is a part of the registration statement, and the definitive joint proxy statement/prospectus, when available, because they contain or will contain important information. You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC’s website (www.sec.gov). You may also obtain these documents, free of charge, from our website (www.rrienergy.com) under the tab “Investor Relations” and then under the heading “Company Filings.” You may also obtain these documents, free of charge, from Mirant’s website (www.mirant.com) under the tab “Investor Relations” and then under the heading “SEC Filings.”
Participants In The Merger Solicitation
We, Mirant, and our respective directors, executive officers and certain other members of management and employees may be soliciting proxies from our and Mirant shareholders in favor of the merger and related matters. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of our and Mirant shareholders in connection with the proposed merger is contained in the preliminary joint proxy statement/prospectus and will be contained in the definitive joint proxy statement/prospectus when it becomes available. You can find information about our executive officers and directors in our definitive proxy statement filed with the SEC on April 1, 2010. You can find information about Mirant’s executive officers and directors in its definitive proxy statement filed with the SEC on March 26, 2010 and supplemented on April 28, 2010. Additional information about our executive officers and directors and Mirant’s executive officers and directors can be found in the above-referenced registration statement on Form S-4. You can obtain free copies of these documents from us and Mirant as described above.
INFORMATION FURNISHED
The information in Item 2.02 and Exhibit 99.1 of this Form 8-K is being furnished, not filed. Accordingly, the information will not be incorporated by reference into any registration statement filed by us under the Securities Act of 1933, as amended, unless specifically identified as being incorporated by reference therein.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RRI ENERGY, INC. (Registrant)
Date: July 30, 2010	By:	/s/ Thomas C. Livengood
Thomas C. Livengood
Senior Vice President and Controller

EXHIBIT INDEX

Exhibit
Number	Exhibit Description

99.1	Press Release dated July 30, 2010